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AMERANT BANCORP ANNOUNCES TRANSFER OF LISTING OF COMMON STOCK TO THE NEW YORK STOCK EXCHANGE

CORAL GABLES, FLORIDA, (August 3, 2023) – Amerant Bancorp Inc. (NASDAQ: AMTB) (the “Company” or “Amerant”) announced today that it is transferring the listing of its common stock to the New York Stock Exchange (“NYSE”) from the Nasdaq Stock Market LLC (“Nasdaq”).

Amerant’s common stock is expected to begin trading on the NYSE on Tuesday, August 29, 2023, and will continue to be traded under its current ticker symbol “AMTB”. Amerant’s common stock is expected to continue to trade on Nasdaq until the close of the market on Monday, August 28, 2023. To commemorate the event, members of Amerant’s Senior Leadership Team and its Board of Directors will ring the Opening Bell at the NYSE on Tuesday, August 29, 2023.

“We are excited to announce the transfer of our company's stock listing to the NYSE, a significant milestone in our journey as a public company," stated Jerry Plush, Chairman and CEO of Amerant. "This strategic move reflects our confidence in the NYSE's market infrastructure and global visibility, which will enable us to strengthen our position, expand our reach, and create long-term value for all of our stakeholders."

“We’re thrilled to welcome Amerant Bancorp to the New York Stock Exchange, the world’s premier listing venue,” said John Tuttle, Vice Chair, NYSE Group. “A Florida-based community bank that seeks to provide customers with high-touch relationships, Amerant will feel right at home in our community of icons and entrepreneurs.”

About Amerant Bancorp Inc. (NASDAQ: AMTB)

Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S. with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the largest community bank headquartered in Florida. The Bank operates 23 banking centers – 17 in South Florida and 6 in the Houston, Texas area, as well as an LPO in Tampa, Florida. For more information, visit investor.amerantbank.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” “generate” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 1, 2023 (the “Form 10-K”), our quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed on May 2, 2023, and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

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